UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



    Date of Report (Date of earliest event reported):          March 4, 2005

                                                          ----------------------

                         21st Century Technologies, Inc.
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             (Exact name of registrant as specified in its charter)

           Nevada                     000-29209                  48-1110566
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 (State or other jurisdiction        (Commission               (IRS Employer
        Of incorporation)            File Number)           Identification No.)

  2700 W. Sahara Ave., Suite 440, Las Vegas, NV                   89102
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     (Address of principal executive offices)                  (Zip Code)

   Registrant's telephone number, including area code:       (702) 248-1588
                                                          -------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.


On February 28, 2005 James B. Terrell and Shane H. Traveller gave resignation letters to the Board of Directors of 21st Century Technologies, Inc (the "Company"). The Company accepted their resignations on March 4, 2005. James B. Terrell served as Chairman of the Board of Directors and Shane H. Traveller served as Chairman of the Audit Committee of the Board of Directors.

Further details are disclosed in the press release attached as Exhibit 99.1 to this report and the resignation letters from James B. Terrell and Shane H. Traveller attached as Exhibit 99.2 and 99.3, respectively.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired.

                  Not applicable.

(b) Pro forma financial information.

                  Not applicable.

(c) Exhibits.

                  Exhibit 99.1 - Press Release dated March 8, 2005

                  Exhibit 99.2 - Resignation Letter from James B. Terrell dated
                                 February 28, 2005

                  Exhibit 99.3 - Resignation Letter from Shane H. Traveller
                                 dated February 28, 2005



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             21ST CENTURY TECHNOLOGIES, INC.
                                                             (Registrant)


                                             By:       /s/ JOHN R. DUMBLE
                                                       -------------------------
Date:  March 8, 2005                                   John R. Dumble
                                             Its:      Chief Executive Officer